UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 28, 2014

INDO GLOBAL EXCHANGE(S) PTE. LTD.
(Name of Small Business issuer in its charter)

Nevada	000-53438	48-1308991
(State or other jurisdiction of organization)	(Commission File No.)	(IRS Employer incorporation or Identification Number)

Menara Standard Chartered, JI. Prof. Dr. Satrio 30th Floor, Jakarta Indonesia KAV146, Surabaya – Indonesia
(Address of principal executive offices)

62-2125555600
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Registered Public Accounting Firm

(i) On July 28, 2014, Madsen and Associates CPA's was dismissed as Indo Global Exchange(s) Pte. Ltd. (the “Company”) independent registered public accounting firm.

(ii)  Madsen and Associates CPA's report on the Company’s financial statements for the fiscal year ended July 31, 2013 contained an opinion on the uncertainty of the Company to continue as a going concern because of the Company’s need to raise additional working capital to service its debt and for its planned activity.

(iii)  The Company’s Board of Directors approved the decision to change its independent registered public accounting firm Madsen and Associates CPA's

(iv)  During the fiscal year ended July 31, 2013, and further through the date of dismissal of, there were no disagreements with Madsen and Associates CPA's on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report on the Company’s financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-K.

(v)  During the fiscal year ended July 31, 2013, and further through the date of dismissal of Madsen and Associates CPA's did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi) The Company dismissed Madsen and Associates CPA's due to the fact that Madsen and Associates CPA's no longer audits public companies. Madsen and Associates CPA's has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, the Company has provided Madsen and Associates CPA's with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission.

(b)	Engagement of New Independent Registered Public Accounting Firm

On July 28, 2014 the Company engaged TAAD LLP (“TAAD LLP”) as our new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending July 31, 2014, During the most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with  TAAD LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by TAAD LLP concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indo Global Exchange(s) Pte. Ltd. a Nevada Corporation

Dated: July 31, 2014	By:	/s/ John O'Shea
	Name:	John O'Shea,
	Title:	President and Director